UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2013

CONOLOG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-08174	22-1847286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Columbia Road, Somerville, New Jersey 08876
(Address of principal executive offices)

(908) 722-8081

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants.

(a) Dismissal of Independent Registered Public Accounting Firm

On May 2, 2013, the board of directors of Conolog Corporation (the “Company”) dismissed Wolinetz, Lafazan & Company, P.C. (“Wolinetz”), as the Company’s independent registered public accounting firm.

Wolinetz’s report on the financial statements for the fiscal years ended July 31, 2012 and July 31, 2011, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, the report of Wolinetz dated January 7, 2013, on our consolidated financial statements for the fiscal years ended July 31, 2012 and 2011 in the 2012 Form 10-K, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the fiscal year ended July 31, 2012 and in the subsequent interim period through May 3, 2013, the date of dismissal of Wolinetz, there were no disagreements with Wolinetz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wolinetz, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal year ended July 31, 2012, and in the subsequent interim period through May 3, 2013, the date of dismissal of Wolinetz, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Wolinetz and requested Wolinetz to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Wolinetz agrees with the above disclosures. A copy of Wolinetz’s letter, dated May 10, 2013, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On May 2, 2013, the Company’s audit committee approved the engagement of Rosenberg Rich Baker Berman & Company (“RRBB”), as the Company’s new independent registered public accounting firm.

During the fiscal years ending July 31, 2012 and July 31, 2011, and the subsequent interim period prior to the engagement of RRBB, neither the Company nor anyone on its behalf consulted RRBB regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RRBB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Wolinetz., dated May 10, 2013*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOLOG CORPORATION

Date: May 15, 2013	By:	/s/ Michael Horn
Name: Michael Horn
Title: Chief Executive Officer